Note 5- Income Taxes	12 Months Ended
Jul. 31, 2012
Notes
Note 5- Income Taxes

NOTE 5– INCOME TAXES

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. Since inception, the Company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is $261,763 at July 31, 2012, and will begin to expire in the year 2030.

At July 31, 2012 and 2011, deferred tax assets consisted of the following:

	2012	2011

Deferred tax assets (net operating loss carry-forwards)	$89,000	$17,151
Less: valuation allowance	(89,000)	(17,151)
Net deferred tax asset	$-	$-